Exhibit 10.1

Execution Version

WAIVER OF REPLACEMENT RIGHTS AGREEMENT

Reference is hereby made to that certain Cooperation Agreement (the “Agreement”), dated as of May 13, 2022, by and among Turtle Beach Corporation, a Nevada corporation (the “Company”), on the one hand, and The Donerail Master Fund, LP, a Cayman Islands limited partnership (“Donerail Master Fund”), The Donerail Group LP, a Delaware limited partnership (“Donerail Group”), William Wyatt, The Harbert Donerail Fund GP LLC, a Delaware limited liability company (“Donerail Master GP”), The Donerail Group GP LLC, a Delaware limited liability company (“Donerail Group GP”), Harbert Fund Advisors, Inc., an Alabama corporation (“HFA”), Harbert Management Corporation, an Alabama corporation (“HMC”), SCW Capital, LP, a Texas limited partnership (“SCW Capital”), SCW Capital QP, LP, a Texas limited partnership (“SCW QP”), SCW Capital Management, LP, a Texas limited partnership (“SCW Management”), Trinity Investment Group, LLC, a Delaware limited liability company (“Trinity”), and Robert Cathey (collectively with Donerail Master Fund, Donerail Group, Mr. Wyatt, Donerail Master GP, Donerail Group GP, HFA, HMC, SCW Capital, SCW QP, SCW Management and Trinity, the “Donerail Parties” and each, a “Donerail Party”), on the other hand. Capitalized terms that are not defined herein shall have the same meanings given to such terms in the Agreement.

WHEREAS, on May 12, 2023, Brian Stech informed the Company that he will not stand for re-election to the Board of Directors of the Company (the “Board”) at the Company’s 2023 Annual Meeting of Shareholders;

WHEREAS, pursuant to Section 1.3(c)(i) of the Agreement, the parties to the Agreement shall identify and appoint a Replacement Director for Mr. Stech, and pursuant to Section 1.3(c)(ii) of the Agreement, such Replacement Director shall be appointed to any applicable committee of the Board of which Mr. Stech is a member immediately prior to his ceasing to serve on the Board (collectively, the “Replacement Rights”); and

WHEREAS, the Donarail Group wish to waive the Replacement Rights with respect to any Replacement Director for Mr. Stech.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound hereby, agree as follows:

1. The Donerail Group hereby permanently waives the Replacement Rights with respect to the seat on the Board currently held by Mr. Stech, and in lieu of a Replacement Director being appointed to any applicable committee of the Board of which Mr. Stech is a member immediately prior to his ceasing to serve on the Board, William Wyatt shall be appointed to such committees to fill any vacancy on such committee resulting from Mr. Stech not standing for re-election.

2. This Waiver of Replacement Rights Agreement (“Waiver”) may be executed in one or more textually identical counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement. Signatures to this Waiver transmitted by facsimile transmission, by electronic mail in “portable document format” (“.pdf”) form, or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document (including any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com), shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

[Signature pages follow]

IN WITNESS WHEREOF, the undersigned have executed this Waiver of Replacement Rights Agreement this 17th day of June 2023.

THE COMPANY:

Turtle Beach Corporation

By:	/s/ John T. Hanson
Name:	John T. Hanson
Title:	Chief Financial Officer, Treasurer and Secretary

[Signature page to Waiver of Replacement Rights]

IN WITNESS WHEREOF, the undersigned have executed this Waiver of Replacement Rights this 16th day of June 2023.

THE DONERAIL PARTIES:

The Donerail Master Fund, LP

By:	The Donerail Group LP, its investment manager

By:	/s/ William Wyatt
Name:	William Wyatt
Title:	Managing Partner

The Donerail Group LP

By:	/s/ William Wyatt
Name:	William Wyatt
Title:	Managing Partner

William Wyatt

/s/ William Wyatt

The Harbert Donerail Fund GP LLC

By:	/s/ William Wyatt
Name:	William Wyatt
Title:	Senior Managing Director

The Donerail Group GP LLC

By:	/s/ William Wyatt
Name:	William Wyatt
Title:	Authorized Signatory

Harbert Fund Advisors, Inc.

By:	/s/ John F. Bryant
Name:	John F. Bryant
Title:	Executive Vice President and Senior Managing Director

[Signature page to Waiver of Replacement Rights]

IN WITNESS WHEREOF, the undersigned have executed this Waiver of Replacement Rights this 16th day of June 2023.

THE DONERAIL PARTIES:

Harbert Management Corporation

By:	/s/ John F. Bryant
Name:	John F. Bryant
Title:	Executive Vice President and Senior Managing Director

SCW Capital, LP

By:	Trinity Investment Group, LLC, its investment manager

By:	/s/ Robert Cathey
Name:	Robert Cathey
Title:	Managing Member

SCW Capital QP, LP

By:	Trinity Investment Group, LLC, its investment manager

By:	/s/ Robert Cathey
Name:	Robert Cathey
Title:	Managing Member

SCW Capital Management, LP

By:	Trinity Investment Group, LLC, its investment manager

By:	/s/ Robert Cathey
Name:	Robert Cathey
Title:	Managing Member

Trinity Investment Group, LLC

By:	/s/ Robert Cathey
Name:	Robert Cathey
Title:	Managing Member

Robert Cathey

/s/ Robert Cathey

[Signature page to Waiver of Replacement Rights]